Exhibit 99.4

Please take a moment to read the following communication, being sent on behalf of Dave Stack

Dear [XXX],

It is my pleasure to share with you that Pacira has announced a definitive agreement to acquire Flexion Therapeutics, a commercial-stage biopharmaceutical company focused on the development of novel, local non-opioid therapies for the treatment of patients with musculoskeletal conditions, including osteoarthritis (OA), postsurgical pain and low back pain. Click here to read the full press release issued just a few minutes ago.

With this transaction Pacira will acquire ZILRETTA®, the first and only extended-release, intra-articular therapy for patients suffering from knee OA pain.

ZILRETTA combines triamcinolone acetonide—a commonly administered, immediate-release corticosteroid—with an innovative microsphere technology that enables the slow and continuous release of medication into the knee to provide relief from OA pain for approximately three months.

We believe ZILRETTA is a highly complementary asset to our current portfolio and allows us the opportunity to provide customers with another tool in their pain management armamentarium to tackle OA earlier in the patient journey.

Clinicians will now have the flexibility to individualize OA treatment with either ZILRETTA or iovera based on patient factors and preference, physician training, site of care, and reimbursement considerations—with EXPAREL reserved as the foundation of low- and no-opioid surgery in order to provide a curative solution to knee OA.

With this acquisition, we would not only be expanding the range of Pacira offerings for our clinicians, but also the positive impact we can make on patient care in an increasingly broad way. We believe we are well-positioned to see continued success in fulfilling the Pacira mission to provide an opioid alternative to as many patients as possible.

I want to thank you for your continued commitment to this important cause.

Best regards,

Dave

David M. Stack

CEO, Chairman

Pacira BioSciences, Inc.

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Forward-Looking Statements

Any statements in this communication about Pacira’s or Flexion’s future expectations, plans, trends, outlook, projections and prospects, and other statements containing the words “believes,” “anticipates,” “plans,” “estimates,” “expects,” “intends,” “may,” “will,” “would,” “could,” “can” and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements related to the anticipated consummation of the acquisition of Flexion and the timing and benefits thereof, Pacira’s strategy, plans, objectives, expectations (financial or otherwise) and intentions, future financial results and growth potential, anticipated product portfolio, development programs, patent terms and other statements that are not historical facts. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including risks relating to, among others: risks related to Pacira’s ability to complete the transaction on the proposed terms and schedule or at all; whether the tender offer conditions will be satisfied; whether sufficient stockholders of Flexion tender their shares in the transaction; the outcome of legal proceedings that may be instituted against Flexion and/or others relating to the transaction; the failure (or delay) to receive the required regulatory approvals relating to the transaction; the possibility that competing offers will be made; risks associated with acquisitions, such as the risk that the businesses will not be integrated successfully, that such integration may be more difficult, time-consuming or costly than expected or that the expected benefits of the transaction will not occur; risks related to future opportunities and plans for Flexion and its products, including uncertainty of the expected financial performance of Flexion and its products, including whether the Milestones will ever be achieved; disruption from the proposed transaction, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; and the occurrence of any event, change or other circumstance that could give rise to the termination of the acquisition agreement; the possibility that if Pacira does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of Pacira’s shares could decline; the impact of the worldwide COVID-19 (Coronavirus) pandemic and related global economic conditions on Pacira’s and/or Flexion’s business and results of operations; the success of Pacira’s sales and manufacturing efforts in support of the commercialization of EXPAREL and iovera°; the rate and degree of market acceptance of EXPAREL and iovera°; the size and growth of the potential markets for EXPAREL and iovera° and Pacira’s ability to serve those markets; Pacira’s plans to expand the use of EXPAREL and iovera° to additional indications and opportunities, and the timing and success of any related clinical trials for EXPAREL and iovera°; the ability to successfully integrate any future acquisitions into Pacira’s existing business, including Flexion; and the recoverability of Pacira’s deferred tax assets and other factors discussed in the “Risk Factors” of each of Pacira’s and Flexion’s most recent Annual Report on Form 10-K and in other filings that Pacira and Flexion periodically make with the Securities and Exchange Commission (the “SEC”). In addition, the forward-looking statements included in this communication represent Pacira’s and/or Flexion’s views, as applicable, as of the date of this communication. Important factors could cause actual results to differ materially from those indicated or implied by forward-looking statements, and as such each of Pacira and Flexion anticipates that subsequent events and developments will cause its respective views to change. However, while Pacira or Flexion may elect to update these forward-looking statements at some point in the future, each of Pacira or Flexion specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing either Pacira’s or Flexion’s views as of any date subsequent to the date of this communication.

Additional Information about the Transaction and Where to Find It

The tender offer (the “Offer”) described in this communication has not yet commenced, and this communication is neither a recommendation, nor an offer to purchase nor a solicitation of an offer to sell any shares of the common stock of Flexion or any other securities. On the commencement date of the Offer, a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and related documents, will be filed with the SEC by Pacira and its acquisition subsidiary, and a Solicitation/Recommendation Statement on Schedule 14D-9 will be filed with the SEC by Flexion. The Offer to purchase Shares will only be made pursuant to the offer to purchase, the letter of transmittal and related documents filed as a part of the Schedule TO. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE TENDER OFFER MATERIALS (INCLUDING AN OFFER TO PURCHASE, A LETTER OF TRANSMITTAL AND RELATED DOCUMENTS) AND THE SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 REGARDING THE OFFER, AS THEY MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION THAT INVESTORS AND SECURITY HOLDERS SHOULD CONSIDER BEFORE MAKING ANY DECISION REGARDING TENDERING THEIR SHARES, INCLUDING THE TERMS AND CONDITIONS OF THE OFFER. Investors and security holders may obtain a free copy of these statements (when available) and other documents filed with the SEC at the website maintained by the SEC at www.sec.gov or by directing such requests to the information agent for the Offer, which will be named in the tender offer statement. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by Flexion under the “Investors” section of Flexion’s website at ir.flexiontherapeutics.com. Investors and security holders may also obtain, at no charge, the documents filed or furnished to the SEC by Pacira under the “Investors” section of Pacira’s website at investor.pacira.com.

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